UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report
June 30, 2013

Monetta Family of Mutual Funds No-Load

Monetta Trust:
■	Monetta Fund
■	Young Investor Fund
■	Mid-Cap Equity Fund
■	Orion/Monetta Intermediate Bond Fund

1-800-MONETTA	www.monetta.com

This Page is Intentionally Left Blank

Dear Fellow Shareholders:	August 19, 2013

The U.S. Equity markets performed extremely well in the first half but gave up some ground in June on the hint that the Federal Reserve (Fed) might scale back its stimulus program. The Fed program has helped keep interest rates low and sustained economic growth momentum which propelled stocks higher. As measured by the S&P 500 Index, the market advanced 13.82% since year-end, posting one of the best first-half returns since 1998.

The U.S. Economy continues to expand at a stronger pace than most of the developed world, benefiting from the Fed’s stimulus-driven policies and low inflation levels. The strongest industry gainers were healthcare, consumer discretionary and financials which benefited from increasing consumer optimism. The weakest sectors included utilities, capital equipment, technology and energy. Throughout the second quarter, economic indicators showed improvement led by increasing consumer demand in the housing and auto markets.

The fixed income markets were generally lower since year-end. Long-term Treasuries suffered the largest losses as investors anticipated a turnabout in the Federal Reserve’s Stimulus Policy. For the six-month period ending June 30, 2013, the Barclay’s Intermediate Government Credit Index declined 1.45% while the 30-year Treasury bond fell 9.01%. Investors in shorter maturity bonds were largely insulated from the rising rates environment while long-maturity, credit-sensitive bonds underperformed.

The most significant near term factor affecting the financial markets was the Fed’s Monetary Policy. The Fed stated that it will not consider raising short term interest rates until the unemployment rate declines or the inflation rate increases. Based on this assumption we believe a major near-term market sell-off is unlikely, especially in an environment of slow economic growth.

Market Outlook

We believe the U.S. Economy will continue to advance at a slow but steady pace. The effects of sequestration should peak and recede in the next couple months, with the consumer discretionary sector continuing to show improved growth. The economy is no longer climbing out of a recessionary hole, so year-over-year growth comparison should be moderate. Top line revenue growth should garner most of the investors’ attention during the upcoming reporting season with emphasis on longer term earnings guidance.

While we don’t expect the second half of the year to be as robust as the first half in terms of equity performance, we believe worldwide easy money policies will help drive global economic growth. Stock valuations do not appear stretched as inflation remains low, economic growth continues to be moderate and the Fed continues to pursue its quantitative easing program.

While recent signs suggest that the fixed income markets may have reached an inflection point, we do not believe that we are witnessing the bursting of a “bond bubble,” which would see interest rates rise and bond valuations decline. The Federal Reserve and other central banks have demonstrated their intent to keep interest rates low and provide ample liquidity to markets. We believe bond investors should temper return expectations given the low yield levels and minimal price appreciation opportunities.

Following is detailed information that highlights each Fund’s performance, security holdings and investment outlook for your review. We thank you for being a valued shareholder and providing us with the opportunity to help you achieve your long-term investment goals.

Cordially,

Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Monetta Mid-Cap Equity Fund	8
Orion/Monetta Intermediate Bond Fund	9

Disclosure Of Fund Expenses	10

Schedules of Investments
Monetta Fund	11
Monetta Young Investor Fund	13
Monetta Mid-Cap Equity Fund	15
Orion/Monetta Intermediate Bond Fund	17

Financial Statements
Statements of Assets & Liabilities	20
Statements of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	28

Other Information	33
Notice to Shareholders	35

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Fund invests in other mutual funds that track an index, your cost of investing will generally be higher. For the period ended June 30, 2013, the Young Investor Fund's other fund investments consisted only of ETF's. Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by many investors may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the Prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The S&P 400 Mid-Cap Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation. The Barclays Capital (formerly Lehman Brothers) Intermediate Gov’t/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

Since indices are unmanaged, it is not possible to invest in them.

This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund	Period ended June 30, 2013

Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$101.2 billion	$47.64 million

PERFORMANCE AS OF 6/30/2013:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	22.34%	12.78%	3.34%	6.98%
S&P 500 Index	20.60%	18.45%	7.01%	7.30%
Total Annual Operating Expenses *	1.71%

* Source Prospectus dated April 30, 2013. Expense Ratio of 1.71% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to page 24 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:		Top 5 Equity Holdings:
Financial	19.2%
Technology	17.4%
Consumer Cyclical	14.4%		% of Net Assets
Retail	14.2%	Ford Motor Co.	3.7%
Healthcare	11.9%	MasterCard, Inc. - CL A	3.6%
Capital Equipment	5.7%	JPMorgan Chase & Co.	3.6%
Consumer Staple	5.0%	Home Depot, Inc.	3.3%
Exchange Traded Fund	3.4%	Walt Disney Co.	3.1%
Transportation	3.0%	Total Top 5 Equity Holdings	17.3%
Basic Material	1.9%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

The Monetta Fund posted a solid 13.99% return for the six-month period ended June 30, 2013. The Fund’s performance exceeded the return of its benchmark, the S&P 500 Index, which was up 13.82%. The Fund’s performance benefited from its emphasis on high quality, large capitalization growth stocks primarily in the healthcare, financial and consumer cyclical sectors. The Fund was under weighted in the energy and capital equipment sectors which were the worst performing market sectors since year-end.

The Fund’s best performing securities during the first half included Celgene Corporation, Home Depot Inc., and Walt Disney Co. representing 1.72%, 3.25% and 3.05% of the June 30, 2013 portfolio. Hindering Fund performance due to lower than expected quarterly earnings reports and/or lower guidance were positions in Freeport-McMoRan, EOG Resources and National Orwell-Varco, Inc. which were sold. New purchases since year-end included AutoZone, Inc., Nike, Inc. and Microsoft Corporation, representing 2.22%, 1.60% and 2.17% of the June 30, 2013 portfolio. We continue to emphasize those growth companies that can expand earnings as economic growth expands. Our primary focus is to own companies that demonstrate low volatility relative to the market while reporting solid earnings and higher guidance.

As we enter the second half, we believe the most significant market-driving event will be the timing of the eventual end of the Fed’s quantitative easing policy. A rising interest rate environment based on stronger economic growth could shift investors out of the fixed income market to stocks as sentiment shifts from a stimulus driven market to an earnings-driven market. As long as there is no recession, no major Eurozone crisis or political road blocks we believe stock prices could continue to move higher.

Monetta Young Investor Fund	Period ended June 30, 2013

Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$107.1 billion	$67.87 million

PERFORMANCE AS OF 6/30/2013:	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception 12/12/2006
Young Investor Fund	19.35%	19.18%	15.04%	10.09%
S&P 500 Index	20.60%	18.45%	7.01%	7.30%
Total Annual Operating Expenses - Net * 1.10%
Total Annual Operating Expenses - Gross * 1.42%

* Source Prospectus dated April 30, 2013. The advisor is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through April 30, 2014. Net Expense Ratio of 1.10% includes Acquired Fund Fees and Expenses of 0.05%. For the Fund's current Expense Ratio, please refer to page 25 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:		Top 5 Equity Holdings:
Exchange Traded Funds	48.2%
Technology	9.6%
Financial	8.9%		% of Net Assets
Retail	7.6%	JPMorgan Chase & Co.	2.3%
Consumer Cyclical	6.5%	Walt Disney Co.	2.3%
Healthcare	5.7%	Apple, Inc.	2.0%
Consumer Staple	5.3%	MasterCard, Inc. - CL A	1.7%
Capital Equipment	3.4%	Johnson & Johnson	1.6%
Basic Material	1.3%	Total Top 5 Equity Holdings:	9.9%
Transportation	0.8%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

The Young Investor Fund posted a solid 13.35% return for the six-month period ended June 30, 2013. This return slightly lagged its benchmark, S&P 500 Index, return of 13.82%.

The Fund combines both a passive and active investment approach to minimize Fund volatility relative to the market, eliminating style drift and minimize stock selection risk. Approximately half the Fund’s performance tracked the S&P 500 Index through the use of Exchange Traded Funds (passive) with the balance invested in high quality, large-cap growth companies that we believe offer above average long-term investment opportunities (active).

Within the active portion of the Fund, the largest sector weightings are in the retail, technology and financial areas. Individual holdings enhancing Fund performance, since year-end, included JPMorgan Chase, Johnson and Johnson, and Home Depot Inc., representing 2.33%, 1.64% and 1.48% of the June 30, 2013 portfolio. Conversely, hindering performance were holdings in Apple, Inc. and Facebook, Inc., representing 2.04% and 1.47% of the June 30, 2013 portfolio. We believe the fundamentals of these securities remain intact and appear attractively priced based on their long-term growth prospects. New purchases since year-end included WellPoint, Inc., Amgen, Inc. and Nike, Inc., representing 1.21%, 1.45% and 1.41% of the June 30, 2013 portfolio.

As we enter the second half of 2013, we believe earnings season will likely be good due to reduced earnings expectations earlier this year. Corporate America is not expanding quickly, but rather at a moderate pace which should encourage the Fed to maintain its stimulus policy. We believe the Fed’s easy money policy will help drive demand in the global markets, which in turn could result in higher earnings and stock price valuations.

Monetta Mid-Cap Equity Fund		Period ended June 30, 2013
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$6.0 billion	$3.51 million

PERFORMANCE AS OF 6/30/2013:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Mid-Cap Equity Fund	6.50%	11.00%	4.97%	5.48%
S&P 400 Mid-Cap Index	25.18%	19.45%	8.91%	10.74%
Total Annual Operating Expenses *	3.77%

* Source Prospectus dated April 30, 2013. Expense Ratio of 3.77% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to page 26 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400 Mid-Cap Index, with dividends and capital gains reinvested.

Portfolio Weightings:		Top 5 Equity Holdings:
Technology	16.9%
Consumer Cyclical	13.8%
Financial	13.5%		% of Net Assets
Retail	13.4%	Affiliated Managers Group, Inc.	4.7%
Capital Equipment	11.2%	Oceaneering International, Inc.	3.5%
Healthcare	9.2%	Packaging Corp. of America	3.5%
Energy	8.3%	Green Mountain Coffee Roasters, Inc.	3.4%
Basic Material	3.5%	Wabtec Corp.	3.3%
Exchange Traded Fund	2.9%	Total Top 5 Equity Holdings:	18.4%
Consumer Staple	2.2%
Transportation	2.1%

Portfolio weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents.

Commentary

The Monetta Mid-Cap Equity Fund posted a 5.96% return for the six-month period ended June 30, 2013. This return lagged its benchmark S&P 400 Mid-Cap Index which appreciated 14.59%. The variance was primarily due to the Fund’s over weighting in the capital equipment sector and lackluster earnings reports from several specific security holdings.

Hindering performance, primarily due to weak quarterly results, were VeriFone Holdings, Inc., Carbo Ceramics and F5 Networks, Inc. These securities were sold as they were plagued by numerous issues ranging from increased competition, lower margins and/or poor acquisition strategy. Top performing securities since year-end included Green Mountain Coffee Roasters, Affiliated Managers Group and Oceaneering International which represented 3.42%, 4.66% and 3.49% of the June 30, 2013 portfolio. New purchases were primarily in the consumer discretionary and financial sectors with the addition of Genworth Financial, Inc., Fortune Brands Home & Security and Netflix, Inc., representing 3.25%, 2.76% and 1.80% of the June 30, 2013 portfolio.

As we enter the second half of 2013 our focus is on those sectors and companies that demonstrate solid earnings growth, strong balance sheets and improving long-term prospects. The U.S. economic trends appear to be improving with moderate economic growth, low inflation, a favorable trade balance and an accommodative Fed Policy. Investors have been rewarded this year for seeking growth opportunities rather than being defensive with investments. We believe this trend will continue over the next six to twelve months as the economy continues to strengthen. While we don’t expect the second half of this year to be as robust as the first half, there do not appear to be any obvious reasons for a significant market decline. We believe that mid-cap stocks are in the “sweet spot” of the capitalization ranges as these companies typically benefit from high returns on capital and accelerating earnings.

Orion/Monetta Intermediate Bond Fund		Period ended June 30, 2013
Investment Objective:	30-Day SEC Yield:	Average Maturity:	Total Net Assets:
Income	0.65%	3.8 Years	$9.86 million

PERFORMANCE AS OF 6/30/2013:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Orion/Monetta Intermediate Bond Fund	2.53%	3.84%	5.15%	3.94%
Barclays Capital Intermediate Gov’t/Credit Bond Index	0.28%	3.14%	4.57%	4.03%
Total Annual Operating Expenses *	1.66%

* Source Prospectus dated April 30, 2013. Expense Ratio of 1.66% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to page 27 of this semi-annual report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Gov’t/Credit Bond Index.

Portfolio Composition:

(A) Net of Other assets and liabilities.

Maturity Profile:

% of Net Assets
1 Year or Less	16.2%
1-3 Years	30.3%
3-6 Years	32.5%
6-10 Years	21.0%
Total	100.0%

Commentary

The Intermediate Bond Fund declined 0.93% during the first half of 2013. The return compared favorably to the negative 1.45% return of its benchmark index, the Barclays Intermediate Government/Credit Index. The Fund’s continued emphasis on short-term, high quality, investment grade corporate bonds proved to be the key factor in exceeding the benchmark return.

At June 30, 2013, corporate bonds represented 94.4% of the portfolio with an average fund maturity of 3.79 years. The Fund’s average coupon rate was 6.55% and yield to maturity was 2.66%.

Enhancing Fund performance since year-end were holdings in Genworth Financials, Inc. 7.2% due 2-15-21 and Western Union Co. 5.93% due 10-18-16 representing 2.85% and 3.38% of the June 30, 2013 portfolio. Both companies benefited from improving cash flow and analyst upgrades. Conversely, hindering performance were holdings in Lorillard Tobacco Co. 6.875% due 5-1-20 and Caterpillar Financial 7.15% due 2-15-19, representing 3.85% and 3.89% of the June 30, 2013 portfolio. Since year-end, longer term holdings such as Apache Corp. 3.65% due 2-1-21 and PepsiCo, Inc. 2.75% due 3-5-22 were sold as a defensive strategy to reduce the Fund’s average maturity from 4.4 years at year end to 3.79 years as of June 30, 2013 portfolio. New purchases included Teva Pharmaceuticals 3.00% due 6-15-15 and American Express 7.00% due 3-19-18, representing 1.05% and 4.88% of the June 30, 2013 portfolio.

Bond yields are at extremely low levels compared to historical levels. This indicates that yields have less room to fall and that going forward total return will track closer to the yield a bond offers and not return much in the way of price appreciation. While the odds are against a significant market sell-off this year, return expectations should be tempered given the low yield levels.

We believe the Fund is well positioned to provide a combination of safety, diversification and above average level of income return. The short-duration of the portfolio is a defensive strategy to hedge against the eventual change in Fed Policy, political uncertainties and/or Eurozone issues.

Disclosure Of Fund Expenses	Period Ended June 30, 2013

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, January 1, 2013 - June 30, 2013.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer and shareholder servicing agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	1/1/13	6/30/13	1/1/13-6/30/13	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,139.90	$8.33	1.57%
Young Investor Fund	1,000.00	1,133.50	5.29	1.00	%(b)
Mid-Cap Equity Fund	1,000.00	1,059.60	20.02	3.92%
Orion/Monetta Intermediate Bond Fund	1,000.00	990.70	8.54	1.73%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.01	$7.85	1.57%
Young Investor Fund	1,000.00	1,019.84	5.01	1.00	%(b)
Mid-Cap Equity Fund	1,000.00	1,005.36	19.49	3.92%
Orion/Monetta Intermediate Bond Fund	1,000.00	1,016.22	8.65	1.73%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 (to reflect the one-half year period).

(b) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through April 30, 2014.

Schedule of Investments (Unaudited)	June 30, 2013

Monetta Fund

COMMON STOCKS - 92.7%
NUMBER OF SHARES		VALUE
Basic Material - 1.9%

Chemical-Specialty-1.9%
5,000	Sherwin-Williams Co.	$ 883,000

Capital Equipment - 5.7%

Aerospace & Defense-1.5%
7,000	Boeing Co.	717,080

Diversified Operation-2.5%
9,000	Eaton Corp. plc	592,290
25,000	General Electric Co.	579,750
		1,172,040

Machinery-Construction & Mining-1.7%
10,000	Caterpillar, Inc.	824,900

Consumer Cyclical - 14.4%

Apparel Manufacturing-1.6%
12,000	NIKE, Inc. - CL B	764,160

Automobile-3.8%
115,000	Ford Motor Co.	1,779,050

Leisure Service-3.9%
20,000	Las Vegas Sands Corp.	1,058,600
55,000	MGM Resorts International *	812,900
		1,871,500
Media-Radio/TV-5.1%
30,000	News Corp. - CL A	978,000
23,000	Walt Disney Co.	1,452,450
		2,430,450

Consumer Staple - 5.0%

Cosmetic & Personal Care-2.3%
14,000	Procter & Gamble Co.	1,077,860

Food-2.7%
16,000	PepsiCo, Inc.	1,308,640

NUMBER OF SHARES		VALUE
Financial - 19.2%

Bank-Money Center-6.5%
110,000	Bank of America Corp.	$1,414,600
32,000	JPMorgan Chase & Co.	1,689,280
		3,103,880

Brokerage & Investment Management-1.9%
3,500	BlackRock, Inc.	898,975

Finance-Miscellaneous-7.0%
7,000	American Express Co.	523,320
3,000	MasterCard, Inc. - CL A	1,723,500
6,000	Visa, Inc. - CL A	1,096,500
		3,343,320

Insurance-Diversified-2.3%
25,000	American International
	Group, Inc. *	1,117,500

Insurance-Life-1.5%
10,000	Prudential Financial, Inc.	730,300

Healthcare - 11.9%

Healthcare-Biomedical/Genetic-3.9%
45,000	Amarin Corp. plc - ADR (a) *	261,000
8,000	Amgen, Inc.	789,280
7,000	Celgene Corp. *	818,370
		1,868,650
Healthcare-Drug/Diversified-3.9%
12,000	Johnson & Johnson	1,030,320
30,000	Pfizer, Inc.	840,300
		1,870,620

Healthcare-Patient Care-4.1%
14,000	UnitedHealth Group, Inc.	916,720
12,500	WellPoint, Inc.	1,023,000
		1,939,720

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2013

Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE

Retail - 14.2%

Retail-Major Chain-1.6%
7,000	Costco Wholesale Corp.	$ 773,990

Retail-Restaurant-3.0%
10,000	Dunkin' Brands Group, Inc.	428,200
10,000	McDonald's Corp.	990,000
		1,418,200
Retail-Specialty-9.6%
2,500	AutoZone, Inc. *	1,059,225
10,000	Bed Bath & Beyond, Inc. *	709,000
10,000	CarMax, Inc. *	461,600
15,000	eBay, Inc. *	775,800
20,000	Home Depot, Inc.	1,549,400
		4,555,025

Technology - 17.4%

Computer Data Storage-2.9%
3,500	Apple, Inc.	1,386,280

Computer-Software-6.7%
8,000	Automatic Data
	Processing, Inc.	550,880
9,000	Cerner Corp. *	864,810
30,000	Cisco Systems, Inc.	729,300
30,000	Microsoft Corp.	1,035,900
		3,180,890
Internet-4.7%
40,000	Facebook, Inc. - CL A *	994,400
1,400	Google, Inc. *	1,232,518
		2,226,918

Telecommunication Service-3.1%
20,000	Comcast Corp. - CL A	837,600
13,000	Verizon Communications,
	Inc.	654,420
		1,492,020

Transportation - 3.0%

Airline-3.0%
45,000	Delta Air Lines, Inc. *	841,950
35,000	US Airways Group, Inc. *	574,700
		1,416,650

Total Common Stocks
(Cost $36,400,666) (b)		44,151,618

NUMBER OF SHARES	VALUE
EXCHANGE TRADED FUND - 3.4%
10,000 SPDR S&P 500 Trust	$1,600,100

Total Exchange Traded Fund
(Cost $1,365,443) (b)	1,600,100
MONEY MARKET FUND - 4.8%
2,294,675 AIM - Liquid Assets Portfolio,
Institutional Class, 0.087% ^
2,294,675
Total Money Market Fund
(Cost $2,294,675) (b)	2,294,675

Total Investments
(Cost $40,060,784) (b) - 100.9%	48,046,393

Liabilities in Excess of
Other Assets - (0.9)%	(409,937)
TOTAL NET ASSETS - 100.0%	$47,636,456

(a) American Depositary Receipt (ADR).

(b) Cost for book and tax purposes is approximately $40,060,784. The approximate aggregate gross unrealized appreciation is $8,673,303, and the approximate aggregate gross unrealized depreciation is $687,694, resulting in net unrealized appreciation of $7,985,609.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2013.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2013

Monetta Young Investor Fund

COMMON STOCKS - 49.1%
NUMBER OF SHARES		VALUE
Basic Material - 1.3%

Chemical-Specialty-1.3%
5,000	Sherwin-Williams Co.	$ 883,000

Capital Equipment - 3.4%
Aerospace & Defense-1.2%
8,000	Boeing Co.	819,520

Diversified Operation-1.2%
12,000	Eaton Corp. plc	789,720

Machinery-Construction & Mining-1.0%
8,500	Caterpillar, Inc.	701,165

Consumer Cyclical - 6.5%

Apparel Manufacturing-1.4%
15,000	NIKE, Inc. - CL B	955,200

Automobile-1.6%
70,000	Ford Motor Co.	1,082,900

Media-Radio/TV-3.5%
25,000	News Corp. - CL A
		815,000
25,000	Walt Disney Co.	1,578,750
		2,393,750

Consumer Staple - 5.3%

Beverage-Non-Alcoholic-0.7%
12,000	The Coca-Cola Co.	481,320

Cosmetic & Personal Care-2.4%
7,000	Kimberly-Clark Corp.	679,980
12,000	Procter & Gamble Co.	923,880
		1,603,860
Food-2.2%
10,000	Hain Celestial Group, Inc. *	649,700
10,000	PepsiCo, Inc.	817,900
		1,467,600

NUMBER OF SHARES		VALUE

Financial - 8.9%

Bank-Money Center-3.8%

80,000	Bank of America Corp.	$ 1,028,800
30,000	JPMorgan Chase & Co.	1,583,700
		2,612,500

Brokerage & Investment Management-0.9%
2,500	BlackRock, Inc.	642,125

Finance-Miscellaneous-1.7%
2,000	MasterCard, Inc. - CL A	1,149,000

Insurance-Diversified-1.3%
20,000	American International
	Group, Inc. *	894,000

Insurance-Life-1.2%
11,000	Prudential Financial, Inc.	803,330

Healthcare - 5.7%

Healthcare-Biomedical/Genetic-1.8%

45,000	Amarin Corp. plc - ADR (a) *	261,000
10,000	Amgen, Inc.	986,600
		1,247,600
Healthcare-Drug/Diversified-2.7%
13,000	Johnson & Johnson	1,116,180
25,000	Pfizer, Inc.	700,250
		1,816,430
Healthcare-Patient Care-1.2%
10,000	WellPoint, Inc.	818,400

Retail - 7.6%

Retail-Food Chain-0.8%
15,000	Sysco Corp.	512,400

Retail-Major Chain-1.1%
7,000	Costco Wholesale Corp.	773,990

Retail-Restaurant-2.3%
15,000	Dunkin' Brands Group, Inc.	642,300
9,000	McDonald's Corp.	891,000
		1,533,300

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2013

Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES		VALUE
Retail-Specialty-3.4%
7,000	Bed Bath & Beyond, Inc. *	$ 496,300
15,000	eBay, Inc. *	775,800
13,000	Home Depot, Inc.	1,007,110
		2,279,210
Technology - 9.6%

Computer Data Storage-2.0%
3,500	Apple, Inc.	1,386,280

Computer-Software-3.1%
10,000	Automatic Data Processing,
	Inc.	688,600
30,000	Cisco Systems, Inc.	729,300
20,000	Microsoft Corp.	690,600
		2,108,500

Internet-2.8%
40,000	Facebook, Inc. - CL A *	994,400
1,000	Google, Inc. *	880,370
		1,874,770

Telecommunication Service-1.7%
15,000	Comcast Corp. - CL A	628,200
10,000	Verizon Communications, Inc.	503,400
		1,131,600

Transportation - 0.8%

Airline-0.8%
30,000	Delta Air Lines, Inc. *	561,300

Total Common Stocks
(Cost $28,105,126) (b)	33,322,770

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 48.2%

50,000	iShares Core S&P 500	$ 8,048,500
20,000	iShares S&P 100 Index	1,439,000
79,000	Schwab Strategic
	Trust Large-Cap	3,017,010
51,000	SPDR S&P 500 Trust	8,160,510
31,000	Vanguard Growth	2,422,960
43,000	Vanguard Large-Cap	3,156,630
44,000	Vanguard S&P 500	3,229,600
47,500	Vanguard Value	3,216,225

Total Exchange Traded Funds
(Cost $28,218,701) (b)		32,690,435

MONEY MARKET FUND - 4.8%

3,298,269	AIM - Liquid Assets Portfolio,
	Institutional Class, 0.087% ^
		3,298,269

Total Money Market Fund
(Cost $3,298,269) (b)		3,298,269

Total Investments
(Cost $59,622,096) (b) - 102.1%		69,311,474

Liabilities in Excess of Other
Assets - (2.1)%		(1,439,858)

TOTAL NET ASSETS - 100.0%		$ 67,871,616

(a) American Depositary Receipt (ADR).

(b) Cost for book and tax purposes is approximately $59,622,096. The approximate aggregate gross unrealized appreciation is $10,332,356, and approximate aggregate gross unrealized depreciation is $642,978, resulting in net unrealized appreciation of $9,689,378.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2013.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2013

Monetta Mid-Cap Equity Fund

COMMON STOCKS - 94.1%
NUMBER OF SHARES		VALUE
Basic Material-3.5%

Paper & Forest Products-3.5%
2,500	Packaging Corp. of America
		$ 122,400

Capital Equipment - 11.2%

Aerospace & Defense-1.8%
400	Transdigm Group, Inc.	62,708

Commercial Services-2.9%
800	Dun & Bradstreet Corp.	77,960
500	United Rentals, Inc. *	24,955
		102,915

Electrical Equipment-1.2%
1,000	Ametek, Inc.	42,300

Machinery-Transportation
Equipment & Parts- 3.4%
2,200	Wabtec Corp.	117,546

Pollution Control-1.9%
1,600	Waste Connections, Inc.	65,824

Consumer Cyclical - 13.8%

Apparel Manufacturing-4.6%
1,800	Hanesbrands, Inc.	92,556
2,300	Iconix Brand Group, Inc. *	67,643
		160,199

Household Appliance & Furnishings-4.6%
600	Tupperware Brands Corp.	46,614
1,000	Whirlpool Corp.	114,360
		160,974
Housing Related-2.8%
2,500	Fortune Brands Home &
	Security, Inc.
		96,850
Leisure Service-1.8%
300	Netflix, Inc. *	63,327

NUMBER OF SHARES		VALUE
Consumer Staple - 2.2%

Cosmetic & Personal Care-2.2%
1,700	Weight Watchers
	International, Inc.
		$ 78,200
Energy - 8.3%

Oil & Gas-Equipment & Services-3.5%
1,700	Oceaneering International,
	Inc.	122,740

Oil & Gas-Exploration & Production-2.4%
1,400	SM Energy Co.	83,972

Oil & Gas-Refining & Marketing-2.4%
1,600	Tesoro Corp.	83,712

Financial - 13.5%

Brokerage & Investment Management-4.7%
1,000	Affiliated Managers Group,
	Inc. *	163,940

Finance-Miscellaneous-5.6%
600	Alliance Data Systems
	Corp. *	108,618
1,100	FleetCor Technologies, Inc. *	89,430
		198,048
Insurance-Life-3.2%
10,000	Genworth Financial,
	Inc. - CL A *	114,100

Healthcare - 9.2%

Healthcare-Biomed/Genetic-5.1%
1,400	Illumina, Inc. *	104,776
1,600	PAREXEL International
	Corp. *	73,504
		178,280

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)	June 30, 2013

Monetta Mid-Cap Equity Fund (Cont’d)

NUMBER OF SHARES		VALUE
Healthcare-Instrument-2.4%
2,000	STERIS Corp.	$ 85,760

Healthcare-Products-1.7%
1,300	Resmed, Inc.	58,669

Retail - 13.4%

Retail-Department Stores-2.0%
4,200	J.C. Penney Company, Inc. *	71,736

Retail-Food Chain-3.4%
1,600	Green Mountain Coffee
	Roasters, Inc. *	120,096

Retail-Specialty-8.0%
1,000	Advance Auto Parts, Inc.	81,170
2,500	ANN, Inc. *	83,000
1,700	CarMax, Inc. *	78,472
500	Lumber Liquidators
	Holdings, Inc. *	38,935
		281,577
Technology - 16.9%

Computer System-2.6%
2,800	NCR Corp. *	92,372

Computer-Software-2.1%
2,100	Informatica Corp. *	73,458

Electronic Manufacturing-1.5%
7,000	Flextronics International Ltd. *	54,180

Electronic-Semiconductor-7.4%
1,400	Cree, Inc. *	89,404
9,000	Marvell Technology Group Ltd. 105,390
8,000	ON Semiconductor Corp. *	64,640
		259,434
Internet-2.2%
2,700	Infoblox, Inc. *	79,002

Telecommunication Service-1.1%
500	SBA Communications Corp. *	37,060

NUMBER OF SHARES		VALUE
Transportation - 2.1%
Airline-2.1%
4,600	US Airways Group, Inc. *	$75,532

Total Common Stocks
(Cost $2,855,150) (a)		3,306,911
EXCHANGE TRADED FUND - 2.9%
5,200	SPDR Financial Select	101,348

Total Exchange Traded Fund
(Cost $72,082) (a)		101,348
MONEY MARKET FUND - 3.3%
116,068	AIM - Liquid Assets Portfolio,
	Institutional Class, 0.087% ^	116,068

Total Money Market Fund
(Cost $116,068) (a)		116,068

Total Investments
(Cost $3,043,300) (a) - 100.3%		3,524,327
Liabilities in Excess of
Other Assets - (0.3)%		(9,731)
TOTAL NET ASSETS - 100.0%		$ 3,514,596

(a) Cost for book and tax purposes is approximately $3,043,300. The approximate aggregate gross unrealized appreciation is $507,662 and approximate aggregate gross unrealized depreciation is $26,635, resulting in net unrealized appreciation of $481,027.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at June 30, 2013.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)			June 30, 2013
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS - 94.4%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Capital Equipment - 9.8%

Diversified Operation-9.8%
$ 250,000	E.I. Du Pont De Nemours - 5.750%	03/15/2019	$ 292,938
475,000	General Electric Capital Corp. - 5.650%	06/09/2014	498,365
150,000	United Technologies Corp. - 5.375%	12/15/2017	172,225
			963,528

Consumer Staple - 10.5%
Beverage-Alcoholic-3.3%
100,000	Anheuser-Busch Inbev N.V. - 3.625%	04/15/2015	105,051
200,000	Diageo Finance Bv - 5.300%	10/28/2015	220,214
			325,265
Beverage-Non-Alcoholic-2.2%
200,000	Coca Cola Enterprises, Inc. - 4.500%	09/01/2021	213,304

Cosmetic & Personal Care-1.1%
100,000	The Procter & Gamble Co. - 4.850%	12/15/2015	110,019

Tobacco-3.9%
330,000	Lorillard Tobacco Co. - 6.875%	05/01/2020	379,724

Energy - 5.3%

Oil & Gas Exploration & Production-5.3%
475,000	Chesapeake Energy Corp. - 9.500%	02/15/2015	527,250

Financial - 56.9%
Bank-Money Center-7.0%
400,000	Bank of America Corp. - 10.200%	07/15/2015	463,572
100,000	Goldman Sachs Group, Inc. - 3.625%	01/22/2023	95,868
125,000	Morgan Stanley - 4.750%	04/01/2014	127,740
			687,180
Brokerage & Investment Management-9.3%
250,000	Blackrock, Inc. - 3.500%	12/10/2014	260,178
200,000	Jefferies Group, Inc. - 5.125%	04/13/2018	210,000
425,000	TD Ameritrade Holding Co. - 4.150%	12/01/2014	445,138
			915,316
Finance-Miscellaneous-14.6%
400,000	American Express Co. - 7.000%	03/19/2018	481,726
200,000	CME Group, Inc. - 5.750%	02/15/2014	206,215
400,000	First Data Corp. - 12.625%	01/15/2021	425,000
300,000	The Western Union Co. - 5.930%	10/01/2016	333,654
			1,446,595

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)			June 30, 2013
Orion/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Insurance-Diversified-7.0%
$ 325,000	American International Group - 5.600%	10/18/2016	$ 362,470
315,000	Hartford Financial Services Group, Inc. - 4.000% 03/30/2015		329,499
			691,969
Insurance-Life-15.1%
250,000	Genworth Financial - 7.200%	02/15/2021	281,114
475,000	Protective Life Corp. - 7.375%	10/15/2019	576,256
485,000	Torchmark Corp. - 9.250%	06/15/2019	630,950
			1,488,320
Personal & Commercial Lending-3.9%
307,000	Caterpillar Financial Services Corp. - 7.150%	02/15/2019	383,413

Healthcare - 9.8%

Healthcare-Drug/Diversified-6.4%
300,000	Merck & Co. Inc. - 4.000%	06/30/2015	319,687
200,000	Novartis Capital Corp. - 4.125%	02/10/2014	204,408
100,000	Teva Pharmaceuticals Finance II/III - 3.000%	06/15/2015	103,957
			628,052
Healthcare-Patient Care-3.4%
300,000	Wellpoint, Inc. - 5.875%	06/15/2017	341,151

Retail - 1.1%

Retail-Major Chain-1.1%
100,000	Wal-Mart Stores, Inc. - 4.500%	07/01/2015	107,685

Utility - 1.0%

Electric Power-1.0%
100,000	Georgia Power Company - 2.850%	05/15/2022	95,794

Total Corporate Bonds
(Cost $8,811,430) (a)			9,304,565

The accompanying notes are an integral part of these financial statements.

Schedule of Investments (Unaudited)		June 30, 2013
Orion/Monetta Intermediate Bond Fund (Cont’d)
NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUND - 0.8%
2,800	ProShares UltraShort Lehman 7-10 year	$ 82,656

Total Exchange Traded Fund
(Cost $97,796) (a)		82,656
MONEY MARKET FUND - 3.0%
298,211	AIM - Liquid Assets Portfolio, Institutional Class, 0.087% ^	298,211

Total Money Market Fund
(Cost $298,211) (a)		298,211

Total Investments
(Cost $9,207,437) (a) - 98.2%		9,685,432
Other Assets Less Liabilities - 1.8%		179,050
TOTAL NET ASSETS - 100.00%		$ 9,864,482

(a) Cost for book and tax purposes is approximately $9,207,437. The approximate aggregate gross unrealized appreciation is $548,774, and approximate aggregate gross unrealized depreciation is $70,779 resulting in net unrealized appreciation of $477,995.

^ Rate shown is the 7-day effective yield at June 30, 2013.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities				June 30, 2013
				(Unaudited)

				Orion/Monetta
		Young	Mid-Cap	Intermediate
	Monetta Fund	Investor Fund	Equity Fund	Bond Fund
Assets:
Investments at value (a)	$ 48,046,393	$ 69,311,474	$ 3,524,327	$ 9,685,432
Receivables:
Investments sold	1,091,315	569,454	-	-
Interest and dividends	36,787	104,772	2,756	142,729
Fund shares sold	90	529,139	280	51,302
Prepaid expenses	22,607	23,344	13,283	13,922
Total Assets	49,197,192	70,538,183	3,540,646	9,893,385

Liabilities:
Payables:
Investment advisory fees (Note 2)	37,379	19,443	2,194	2,880
Distribution and service charges payable	-	13,773	3,230	2,606
Investments purchased	1,452,620	2,557,442	-	-
Fund shares redeemed	4,687	50,575	-	200
Accrued trustee fees	2,228	1,987	216	341
Accrued expenses	63,822	23,347	20,410	22,876
Total Liabilities	1,560,736	2,666,567	26,050	28,903
Net Assets	$ 47,636,456	$ 67,871,616	$ 3,514,596	$ 9,864,482

Analysis of net assets:
Paid in capital	37,535,718	56,829,954	2,831,065	9,347,090
Accumulated undistributed net investment income (loss)	(89,951)	248,565	(56,825)	2,398
Accumulated undistributed net realized gain
on investments	2,205,080	1,103,719	259,329	36,999
Net realized appreciation on investments	7,985,609	9,689,378	481,027	477,995
Net Assets	$ 47,636,456	$ 67,871,616	$ 3,514,596	$ 9,864,482

(a) Investments at cost	$ 40,060,784	$ 59,622,096	$ 3,043,300	$ 9,207,437

Shares of beneficial interest issued outstanding	2,809,932	4,015,958	335,127	938,220
Net asset value, offering price and
redemption price per share	$ 16.95	$ 16.90	$ 10.49	$ 10.51

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Six Month Period Ended June 30, 2013 (Unaudited)

				Orion/Monetta
		Young	Mid-Cap	Intermediate
	Monetta Fund	Investor Fund	Equity Fund	Bond Fund
Investment income and expenses:
Investment income:
Interest	$-	$-	$-	$198,695
Dividend	346,430	539,522	12,779	250
Total investment Income	346,430	539,522	12,779	198,945

Expenses:
Investment advisory fees (Note 2)	221,435	160,068	13,330	18,131
Distribution expense (Note 6)	-	72,758	4,444	12,951
Transfer and shareholder servicing agent fee	49,578	32,539	5,317	5,424
Audit fees	15,259	5,347	4,946	4,986
Administration expense	14,065	14,108	14,084	14,358
Accounting fees	13,790	13,408	13,397	14,654
Legal fees	12,605	12,680	714	2,866
State registration fees	10,011	12,467	8,906	8,768
Compliance expense	9,099	8,774	704	2,116
Printing and postage fees	6,776	3,549	921	1,048
Other expenses	5,515	3,908	1,323	1,328
Director/Trustee fees	5,289	5,284	386	1,265
Custodian fees	4,684	6,650	1,132	1,468
Total expenses	368,106	351,540	69,604	89,363
Expenses waived/reimbursed	-	(60,506)	-	-
Fees paid indirectly (Note 7)	(1,474)	-	-	-
Net expenses	366,632	291,034	69,604	89,363
Net investment income (loss)	(20,202)	248,488	(56,825)	109,582

Realized and unrealized gain
(loss) on investments:
Net realized gain (loss) on investments	2,918,384	748,237	361,562	(1,017)
Net change in unrealized appreciation or
(depreciation) of investments	3,167,728	5,673,935	(100,001)	(189,411)
Net gain (loss) on investments	6,086,112	6,422,172	261,561	(190,428)
Net increase (decrease) in
net assets from operations	$6,065,910	$6,670,660	$204,736	$(80,846)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Six Month Period Ended June 30, 2013 (Unaudited)
		and Year Ended December 31, 2012

			Young
	Monetta Fund		Investor Fund

	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(20,202)	$(121,063)	$248,488	$360,354
Net realized gain on investments	2,918,384	1,091,831	748,237	810,922
Net change in unrealized appreciation
(depreciation) of investments	3,167,728	3,475,316	5,673,935	2,342,584
Net increase in net assets from operations	6,065,910	4,446,084	6,670,660	3,513,860
Distribution paid from:
Net investment income	-	-	-	(360,277)
Net realized gain	-	(697,421)	-	(266,319)
Total distributions to shareholders	-	(697,421)	-	(626,596)

From capital transactions (Note 4):
Proceeds from shares sold	279,702	469,015	25,893,412	35,079,341

Net asset value of shares issued through
dividend reinvestment	-	681,425	-	604,364

Cost of shares redeemed	(2,508,081)	(4,773,506)	(6,498,682)	(17,791,216)

Increase (decrease) in net assets
from capital transactions	(2,228,379)	(3,623,066)	19,394,730	17,892,489
Total increase in net assets	3,837,531	125,597	26,065,390	20,779,753

Net assets at beginning of period	$43,798,925	$43,673,328	$41,806,226	$21,026,473

Net assets at end of period	$47,636,456	$43,798,925	$67,871,616	$41,806,226

Accumulated undistributed net
investment income (loss)	$(89,951)	$(69,749)	$248,565	$77

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Six Month Period Ended June 30, 2013 (Unaudited)
and Year Ended December 31, 2012

			Orion/Monetta
	Mid-Cap Equity Fund		Intermediate Bond Fund
	2013	2012	2013	2012
Operations:
Net investment income (loss)	$(56,825)	$(105,747)	$109,582	$268,718
Net realized gain (loss) on investments	361,562	103,517	(1,017)	83,755
Net change in unrealized appreciation
(depreciation) of investments	(100,001)	391,764	(189,411)	342,869
Net increase (decrease)
in net assets from operations	204,736	389,534	(80,846)	695,342
Distribution paid from:
Net investment income	-	-	(107,670)	(268,719)
Net realized gain	-	-	-	(45,468)
Total distributions to shareholders	-	-	(107,670)	(314,187)

From capital transactions (Note 4):
Proceeds from shares sold	40,721	246,733	659,116	2,237,770

Net asset value of shares issued through	-	-	33,531	98,373
dividend reinvestment
Cost of shares redeemed	(193,728)	(539,466)	(1,136,341)	(1,941,773)

Increase (decrease) in net assets
from capital transactions	(153,007)	(292,733)	(443,694)	394,370
Total increase (decrease) in net assets	51,729	96,801	(632,210)	775,525

Net assets at beginning of period	$3,462,867	$3,366,066	$10,496,692	$9,721,167

Net assets at end of period	$3,514,596	$3,462,867	$9,864,482	$10,496,692

Accumulated undistributed net
investment income (loss)	$(56,825)	$-	$2,398	$486

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
throughout the period are as follows:	(Unaudited)		2012	2011	2010	2009	2008

Net asset value at beginning
of period	$14.87		$13.68	$15.86	$12.85	$8.64	$16.47

Investment Operations:
Net investment loss	(0.01)		(0.04)	(0.14)	(0.14)	(0.11)	(0.08)
Net realized and unrealized
gain (loss) on investments	2.09		1.47	(2.04)	3.15	4.32	(7.75)

Total from investment operations	2.08		1.43	(2.18)	3.01	4.21	(7.83)

Less Distributions:
From net investment income	-		-	-	-	-	-
From net realized gains	-		(0.24)	-	-	-	-

Total distributions	-		(0.24)	-	-	-	-

Net asset value at end of period	$16.95		$14.87	$13.68	$15.86	$12.85	$8.64

Total return	13.99	% (b)	10.47%	(13.75%)	23.42%	48.73%	(47.54)
Ratios to average net assets:
Expenses - Net	1.57	% (c)	1.65%	1.59%	1.66%	1.87%	1.66%
Expenses - Gross (a)	1.58	% (c)	1.70%	1.65%	1.78%	1.88%	1.67%
Net investment loss	(0.09	%)(c)	(0.27%)	(0.90%)	(0.98%)	(1.06%)	(0.60%)
Portfolio turnover	44.3%		131.8%	123.1%	172.0%	182.3%	157.6%
Net assets ($ in thousands)	$47,636		$43,799	$43,673	$54,817	$46,923	$33,326

(a) The gross expense ratio excludes fees paid indirectly.

(b) Not annualized.

(c) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Young Investor Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
throughout the period are as follows:	(Unaudited)		2012	2011	2010	2009	2008

Net asset value at beginning
of period	$14.91		$13.20	$13.19	$10.89	$7.54	$10.40

Investment Operations:
Net investment income	0.07		0.15	0.06	0.08	0.06	0.08
Net realized and unrealized
gain (loss) on investments	1.92		1.79	0.13	2.49	3.69	(2.87)

Total from investment operations	1.99		1.94	0.19	2.57	3.75	(2.79)

Less Distributions:
From net investment income	-		(0.13)	(0.06)	(0.04)	(0.05)	(0.07)
From net realized gains	-		(0.10)	(0.12)	(0.23)	(0.35)	_

Total distributions	-		(0.23)	(0.18)	(0.27)	(0.40)	(0.07)

Net asset value at end of period	$16.90		$14.91	$13.20	$13.19	$10.89	$7.54

Total return	13.35	% (b)	14.71%	1.51%	23.68%	49.80%	(26.78%)
Ratios to average net assets:
Expenses - Net	1.00	% (c)	1.00%	1.00%	1.00%	0.98%	0.99%
Expenses - Gross (a)	1.21	% (c)	1.37%	1.64%	2.11%	8.71%	10.06%
Net investment income	0.85	% (c)	1.02%	0.56%	0.69%	0.65%	0.92%
Portfolio turnover	16.1%		61.7%	65.1%	75.8%	118.1%	130.2%
Net assets ($ in thousands)	$67,872		$41,806	$21,026	$14,910	$1,351	$589

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.21% for the six-month period ended June 30, 2013, and was 1.32%, 1.57%, 1.92%, 8.56% and 9.69% for the years ended December 31, 2012, 2011, 2010, 2009 and 2008 respectively.

(b) Not annualized.

(c) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Mid-Cap Equity Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
throughout the period are as follows:	(Unaudited)		2012	2011	2010	2009	2008

Net asset value at beginning
of period	$9.90		$8.87	$10.00	$7.53	$4.96	$9.41

Investment Operations:
Net investment loss	(0.17)		(0.29)	(0.47)	(0.20)	(0.19)	(0.11)
Net realized and unrealized
gain (loss) on investments	0.76		1.32	(0.66)	2.67	2.76	(4.34)

Total from investment operations	0.59		1.03	(1.13)	2.47	2.57	(4.45)

Less Distributions:
From net investment income	-		-	-	-	-	-
From net realized gains	-		-	-	-	-	-

Total distributions	-		-	-	-	-	-

Net asset value at end of period	$10.49		$9.90	$8.87	$10.00	$7.53	$4.96

Total return	5.96	% (b)	11.61%	(11.30%)	32.80%	51.81%	(47.29%)
Ratios to average net assets:
Expenses - Net	3.92	% (c)	3.71%	2.81%	2.74%	3.82%	2.72%
Expenses - Gross (a)	3.92	% (c)	3.76%	2.93%	2.96%	3.89%	2.81%
Net investment loss	(3.20	%)(c)	(2.91%)	(2.54%)	(2.39%)	(3.10%)	(1.49%)
Portfolio turnover	104.9%		137.6%	248.8%	305.4%	200.1%	191.1%
Net assets ($ in thousands)	$3,515		$3,463	$3,366	$8,345	$3,446	$2,298

(a) The gross expense ratio excludes fees paid indirectly.

(b) Not annualized.

(c) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Orion/Monetta Intermediate Bond Fund

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding	June 30, 2013		December 31,	December 31,	December 31,	December 31,	December 31,
throughout the period are as follows:	(Unaudited)		2012	2011	2010	2009	2008

Net asset value at beginning
of period	$10.72		$10.32	$10.58	$10.33	$9.51	$10.10

Investment Operations:
Net investment income	0.11		0.28	0.32	0.35	0.38	0.40
Net realized and unrealized
gain (loss) on investments	(0.21)		0.45	0.02	0.31	0.91	(0.59)

Total from investment operations	(0.10)		0.73	0.34	0.66	1.29	(0.19)

Less Distributions:
From net investment income	(0.11)		(0.28)	(0.32)	(0.35)	(0.34)	(0.40)
From net realized gains	-		(0.05)	(0.28)	(0.06)	(0.13)	_

Total distributions	(0.11)		(0.33)	(0.60)	(0.41)	(0.47)	(0.40)

Net asset value at end of period	$10.51		$10.72	$10.32	$10.58	$10.33	$9.51

Total return	(0.93	%)(b)	7.11%	3.25%	6.44%	13.78%	(1.89%)
Ratios to average net assets:
Expenses - Net	1.73	% (c)	1.60%	1.57%	1.40%	2.06%	1.72%
Expenses - Gross (a)	1.73	% (c)	1.65%	1.65%	1.57%	2.13%	1.79%
Net investment income	2.12	% (c)	2.64%	2.97%	3.32%	3.74%	4.04%
Portfolio turnover	11.9%		38.1%	52.8%	71.1%	69.8%	79.4%
Net assets ($ in thousands)	$9,864		$10,497	$9,721	$10,907	$10,930	$3,722

(a) The gross expense ratio excludes fees paid indirectly.

(b) Not annualized.

(c) Annualized.

The per share amounts are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements	June 30, 2013 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds are series of the Trust:

Monetta Fund. The objective of the Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that the Adviser considers to be high quality well known companies that produce products or provide services that are recognized by many investors.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $10 billion.

Orion/Monetta Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Family of Mutual Funds is comprised of each of the Trust series and is collectively referred to as the Funds. The Monetta Fund is the successor to the Monetta Fund, Inc. as a result of the reorganization of the predecessor Monetta Fund, Inc. into the Monetta Fund on April 30, 2013. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation
Investments are stated at market value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotations. If there are no reported bid and ask quotations for a security on valuation date, or is not traded on an exchange, the pricing service may obtain prices directly from broker dealers. Other securities traded over-the-counter shall be valued at the most recent bid quotation. Debt securities are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their bid prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments are reflected as unrealized appreciation or depreciation. Debt securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to market value.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees. In determining the fair value of a security, Monetta Financial Services, Inc. (the “Adviser”) and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the interest method and included in interest income, where applicable.

Notes To Financial Statements	June 30, 2013 (Unaudited)

(d) Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2012, the loss carryforwards amounted to:

Expiration Date	Monetta Fund	Young Investor Fund	Mid-Cap Equity Fund	Orion/Monetta Intermediate Bond Fund
2016	$ -	$ -	$43,532	$ -
2017	-	-	50,398	-
*	501,159	-	_	-
Total	$501,159	$ -	$93,930	$ -

*Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely and retain their character as either short-term or long-term capital losses. There may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carry forwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carry forwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year. At December 31, 2012, the Mid Cap Equity Fund had capital losses of $5,559 which were realized after October 31, 2012 and deferred for tax purposes to January 1, 2013. The Monetta Fund had late-year ordinary losses of $66,516 which were deferred for tax purposes to January 1, 2013. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2008 - 2012), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

(e) Distributions of Income and Gains
Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2012, the following table shows the reclassifications made:

		Young	Mid-Cap	Orion/Monetta
	Monetta	Investor	Equity	Intermediate
	Fund	Fund	Fund	Bond Fund
Undistributed Net Income/Loss	$51,314	$250	$105,747	$410
Accumulated Net Realized Investment Gain/Loss	(26,975)	(43)	_	(420)
Paid in Capital	(24,339)	(207)	(105,747)	10

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:
		Young	Mid-Cap	Orion/Monetta
	Monetta	Investor	Equity	Intermediate
	Fund	Fund	Fund	Bond Fund
Undistributed Ordinary Income	$ -	$77	$ -	$12,991
Undistributed Long-Term Capital Gain	-	361,933	-	$25,781
Other Accumulated Gain (Loss)	(567,675)	1	(99,490)	-
Net Unrealized Appreciation (Depreciation)	4,602,503	4,008,991	578,285	667,136

Notes To Financial Statements	June 30, 2013 (Unaudited)

The tax character of distributions paid during the calendar year ended December 31, 2012, were as follows:

		Young	Mid-Cap	Orion/Monetta
	Monetta	Investor	Equity	Intermediate
	Fund	Fund	Fund	Bond Fund
Ordinary Income	$ -	$360,277	$ -	$268,719
Long-Term Capital Gain	697,421	266,319	-	45,468

(f) Fair Value Measurements
In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 - quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

•	Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the respective Fund's investments at June 30, 2013, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$44,151,618	$-	$-	$44,151,618
Exchange Traded Fund	$1,600,100	$-	$-	$1,600,100
Money Market Fund	$2,294,675	$-	$-	$2,294,675
FUND TOTAL	$48,046,393	$-	$-	$48,046,393
Young Investor Fund -
Common Stocks	$33,322,770	$-	$-	$33,322,770
Exchange Traded Funds	$32,690,435	$-	$-	$32,690,435
Money Market Fund	$3,298,269	$-	$-	$3,298,269
FUND TOTAL	$69,311,474	$-	$-	$69,311,474
Mid-Cap Equity Fund -
Common Stocks	$3,306,911	$-	$-	$3,306,911
Exchange Traded Fund	$101,348	$-	$-	$101,348
Money Market Fund	$116,068	$-	$-	$116,068
FUND TOTAL	$3,524,327	$-	$-	$3,524,327
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$-	$9,304,565	$-	$9,304,565
Exchange Traded Fund	$82,656	$-	$-	$82,656
Money Market Fund	$298,211	$-	$-	$298,211
FUND TOTAL	$380,867	$9,304,565	$-	$9,685,432

There were no transfers between valuation levels during the six-month period ended June 30, 2013.

Notes To Financial Statements	June 30, 2013 (Unaudited)

2. RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. For the six months ended June 30, 2013, remunerations required to be paid to all interested directors or trustees have been directly paid by the Adviser. Fees paid to outside Trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%
Monetta Mid-Cap Equity Fund	0.75%	0.70%	0.65%

Monetta Young Investor Fund	0.55% of total net assets
Orion/Monetta Intermediate Bond Fund	0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. In addition, the Adviser pays for expenses in determining the daily price computations, placement of securities orders and related portfolio bookkeeping. The Adviser has contractually agreed (through April 30, 2014) to waive fees and/or pay the Young Investor Fund’s expenses in order to limit expenses to 1.00% of average net assets. For the six-month period ended June 30, 2013, $60,506 was waived by the Adviser.

The Fund’s Adviser, Monetta Financial Services, Inc., as of June 30, 2013, owned 3,779 shares or 0.09% of the Young Investor Fund; 1,024 shares or 0.31% of the Mid-Cap Equity Fund and 2,158 shares or 0.23% of the Orion/Monetta Intermediate Bond Fund.

Effective November 1, 2012, Monetta Trust, entered into a Fund Accounting and Fund Administration agreement with U.S. Bancorp Fund Services, LLC, to provide Fund Accounting and Fund Administration services.

3. SUB ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim sub-adviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

4. CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

		Young	Mid-Cap	Orion/Monetta
	Monetta	Investor	Equity	Intermediate
	Fund	Fund	Fund	Bond Fund
2012 Beginning Shares	3,191,949	1,592,626	379,467	942,106
Shares sold	32,008	2,394,991	24,681	217,130
Shares issued upon dividend reinvestment	46,737	40,901	-	3,302
Shares redeemed	(324,649)	(1,225,111)	(54,462)	(182,965)
Net increase (decrease) in shares outstanding	(245,904)	1,210,781	(29,781)	37,467
2013 Beginning Shares	2,946,045	2,803,407	349,686	979,573
Shares sold	17,320	1,613,984	3,893	61,558
Shares issued upon dividend reinvestment	-	-	-	3,136
Shares redeemed	(153,433)	(401,433)	(18,452)	(106,047)
Net increase (decrease) in shares outstanding	(136,113)	1,212,551	(14,559)	(41,353)
Ending Shares	2,809,932	4,015,958	335,127	938,220

Notes to Financial Statements	June 30, 2013 (Unaudited)

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended June 30, 2013, excluding short-term securities were:

		Proceeds from
	Cost of Purchases	Sales of Securities

Monetta Fund	$19,578,336	$22,107,404
Monetta Young Investor Fund	28,088,163	8,860,766
Monetta Mid-Cap Equity Fund	3,596,095	3,803,728
Orion/Monetta Intermediate Bond Fund	1,175,286	1,613,397

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor, Mid-Cap Equity and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7. FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data, legal and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars). These expenses are generally allocated across the funds, as a percent of net assets, and are reported on the other expenses line and legal fees in the Statements of Operations. For the six-month period ended June 30, 2013, fees paid/accrued indirectly were as follows: Monetta Fund, $1,474; Young Investor Fund, $0; Mid-Cap Equity Fund, $0 and Orion/Monetta Intermediate Bond Fund, $0.

8. SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Funds’ financial statements. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Other Information (Unaudited)	June 30, 2013

BOARD APPROVAL OF ADVISORY AGREEMENT

At a meeting of the Board of Trustees (the “Board”) of Monetta Trust (the “Trust”) on February 15, 2013 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested” persons of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved a new investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Monetta Fund (the “Fund”), and Monetta Financial Services, Inc. (the “Adviser”). The new Advisory Agreement became effective upon the reorganization of Monetta Fund, Inc. into the Fund on April 30, 2013 (the “Reorganization”).

The Trustees noted that they had reviewed information regarding the Adviser and the predecessor to the Fund at the previous meeting of the Board in connection with the Board’s consideration of the renewal of the advisory agreement with the Adviser for each series of the Trust and Monetta Fund, Inc. The Trustees further noted that earlier in the Meeting they had approved the minutes from that prior meeting, which captured the material information that they had considered. The Trustees recalled the questionnaire that the Adviser had completed in connection with that process and recalled reviewing materials including:

(i)
a memorandum from counsel regarding the review and approval of advisory agreements, which discussed, among other things, the duties of a registered investment company’s board in connection with such review and approval;

(ii)	information on the investment performance of Monetta Fund, Inc. in the past year and over longer periods against a peer group of funds;

(iii)	sales and redemption data for Monetta Fund, Inc.;

(iv)	information concerning the expense ratios of Monetta Fund, Inc., compared against a peer group of funds; and

(v)	the management fees and fee structure for Monetta Fund, Inc., and the Adviser's financial condition.

     The Board noted that the Reorganization was not expected to significantly affect the performance, fees or expenses of Monetta Fund, Inc., and consequently, information regarding Monetta Fund, Inc. and the services provided by the Adviser to Monetta Fund, Inc. were relevant to the Board’s consideration of the Advisory Agreement for the Fund.

     The Board noted that they reviewed updated performance information for Monetta Fund, Inc. relative to its benchmark index earlier in the meeting. The Board received a report from the Adviser that there had not been any material change to the Adviser’s financial condition or other activities since the previous meeting. The Board discussed the comparative fund data they had reviewed at the prior meeting, as well as the profitability of the Adviser with respect to the Fund. The Board reviewed the proposed Advisory Agreement, specifically noting that it contained no material differences from the currently-effective advisory agreement between Monetta Fund, Inc., and the Adviser (other than the name of the investment company and the date thereof). The Board also considered a number of factors including, without limitation, materials regarding the Adviser that were previously provided to the Board at earlier Board meetings during 2012, the management and advisory needs of the Fund, the nature, extent and quality of services provided by the Adviser, the profitability of the Adviser, economies of scale, the management fee structure, comparative performance of Monetta Fund, Inc., the comparative expense ratio of the Fund, assets under management with the Adviser, total management fees received by the Adviser, the Fund’s brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser. The Board noted that the Adviser has been working with its new Chief Compliance Officer to review its compliance policies and procedures and revise them as necessary. The Board determined that they had received sufficient information from the Adviser to make their determinations.

Other Information Cont’d (Unaudited)	June 30, 2013

     Upon completion of this review, the Independent Trustees, each voting separately and in-person, and the full Board of Trustees unanimously voted to approve the Advisory Agreement for an initial period of two years.

     The Board noted that its determinations were based upon a comprehensive consideration of all information provided to the Board, and were not the result of any single factor. They further noted that the following facts and conclusions were important, but not exclusive, in their decision to approve the Advisory Agreement. The Board noted the importance of reviewing quantitative measures, but also recognized that qualitative factors could be equally or more important in assessing whether Fund shareholders have been, or are likely to be, well served by the approval of the Advisory Agreement. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data can inform, they should not supersede the judgment of the Board who take many factors into consideration in representing the shareholders of the Fund.

Reasons the Board Approved the Advisory Agreement

     The Independent Trustees and the whole Board of the Trust noted that they generally considered the following factors: (i) the management and advisory needs of the Fund; (ii) the nature and quality of the services expected to be provided by the Adviser in relation to the fees to be paid; (iii) the anticipated profitability of the Adviser (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying or is likely to enjoy economies of scale and is sharing the benefits of such economies with Fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) the fall-out benefits to the Adviser from managing the Fund (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Fund, including administration revenues to an affiliate of the Adviser).

     The Board of Trustees reviewed the profitability of the Adviser and its affiliates, and their ability to provide quality investment management services to the Fund in view of the total net assets of Monetta Fund, Inc. (which are expected to remain the same for the Fund). The Board reviewed past initiatives implemented to cut or control expenses of Monetta Fund, Inc. and discussed additional opportunities for further expense control or reductions. The Board noted that the Reorganization was expected to reduce the operating expenses of the Fund. The Board discussed the expected total revenues and fall-out benefits to the Adviser and its affiliates from the proposed Advisory Agreement, and the limited profitability of the Adviser, whose only clients are the Monetta Family of Funds. The Board also acknowledged that the fee schedule for the Fund contained the same break-points as are currently in-place for Monetta Fund, Inc.

     In their approval of the Advisory Agreement, the Board found that the proposed advisory fee for the Fund was reasonable in light of the nature, quality and extent of the services proposed to be provided to the Fund, and the costs expected to be incurred by the Adviser in providing such service. The Board also found that the break-points in the fee schedule for the Fund were designed and are reasonably likely to allow the shareholders of the Fund to share in the economies of scale as the Fund grows.

     The Board was informed that Monetta Fund, Inc.'s performance for the year ended December 31, 2012 was 10.47% versus the S&P 500 Index of 16.00%. The Board further was informed that the Fund's performance for the 12 months ended September 30, 2012 was 15.48% versus the S&P 500 Index of 30.17%; and that the Fund’s performance for the 1-, 3-, 5- and 10- year periods ended December 31, 2012, fell within a reasonable range of performances of funds in the Lipper Multi-Cap Growth category. The Board noted that Monetta Fund, Inc.’s portfolio holdings were primarily large cap common stocks and consequently, the Lipper category was not a perfect match for the fund’s strategy. The Board determined that the estimated expenses of the Fund are reasonable based on the Fund's current asset level.

NOTICE TO SHAREHOLDERS June 30, 2013 (Unaudited)

Proxy Voting Policies and Proxy Voting Record

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd,. Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Information About the Funds’ Trustees

The Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-MONETTA.

Monetta Family of Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)*_____/s/ Robert S. Bacarella________________
 Robert S. Bacarella, Chief Executive Officer

Date  8/27/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*_____/s/ Robert S. Bacarella________________
Robert S. Bacarella, Chief Executive Officer

Date 8/27/13

By (Signature and Title)*_____/s/ Robert J. Bacarella________________
 Robert J. Bacarella, Chief Financial Officer

Date  8/27/13

* Print the name and title of each signing officer under his or her signature